SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 3, 2006

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, Texas 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

HealthTronics, Inc. (the “Company”) entered into a Consulting and Non-Competition Agreement with Joseph M. Jenkins, M.D., the President of the Urology Division of the Company, pursuant to which (1) Dr. Jenkins resigned from his position with the Company, (2) Dr. Jenkins’ employment agreement with the Company was terminated, (3) Dr. Jenkins agreed to provide consulting services to the Company until January 23, 2008 and agreed to be bound by the terms of a non-competition and nonsolicitation provision until January 23, 2008, and (4) the Company will pay Dr. Jenkins $200,000 on April 7, 2006 and $200,000 on April 7, 2007, in exchange for Dr. Jenkins’ obligations under such agreement.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2006, the Company received a letter from the Nasdaq National Market stating that because the Company has not timely filed its Annual Report on Form 10-K for the year ended December 31, 2005, it is in violation of Nasdaq Marketplace Rule 4310(c)(14) and, therefore, the Company’s common stock is subject to delisting from the Nasdaq National Market. Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make, on a timely basis, all filings with the Securities and Exchange Commission (the “SEC”) as required by the Securities Exchange Act of 1934, as amended.

According to the April 3 letter, the Company’s common stock will be delisted from the Nasdaq Stock Market on April 12, 2006 unless the Company requests a hearing before a Nasdaq Listing Qualifications Panel in accordance with the applicable Nasdaq Marketplace rules. The Company has requested such a hearing for a review of the delisting determination. This request will automatically stay the delisting of the Company’s common stock pending the Nasdaq Listing Qualifications Panel’s review and decision. There can be no assurance, however, that the Nasdaq Panel will grant the Company’s request for continued listing.

HealthTronics intends to file its Annual Report on Form 10-K for the year ended December 31, 2005 as soon as practicable following the resolution of matters related to the restatement described in the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2006 and the completion of the audit of its financial statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC.
(Registrant)

Dated: April 7, 2006	By:	/s/ John Q. Barnidge
	Name:	John Q. Barnidge
	Title:	Interim President and Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release